As filed with the Securities and Exchange Commission on December 14, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 13, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(888) 279-3457

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement

On December 13, 2005, upon the recommendation of its Compensation Committee, the Board of Directors (the “Board”) of Bank of America Corporation (“Bank of America”) approved changes to Bank of America’s nonemployee director compensation arrangements. These changes will be effective as of Bank of America’s Annual Meeting of Stockholders to be held on April 26, 2006.

Specifically, nonemployee directors will receive an annual cash award in the amount of $80,000 and an annual restricted stock award in the amount of $160,000. Previously, nonemployee directors received an annual retainer in the amount of $100,000, of which $60,000 was paid in cash and $40,000 was paid in restricted stock, as well as an additional award of restricted stock valued at $80,500. Bank of America also will cease providing meeting fees to nonemployee directors. Previously, nonemployee directors received an attendance fee of $1,500 for each meeting of the Board or committee of the Board. The annual cash retainer for the Audit Committee chairperson was increased from $20,000 to $30,000. The annual cash retainer for the other committee chairpersons remains at $20,000.

The annual restricted stock award will continue to be provided under the Bank of America Corporation Directors’ Stock Plan (the “Directors’ Stock Plan”) and will continue to be subject to a one-year vesting period. Nonemployee directors also will continue to be eligible to defer all of their compensation under the Bank of America Director Deferral Plan.

The Board also approved amendments to the Directors’ Stock Plan to reflect the changes to the nonemployee director compensation arrangements described above.

A summary of the nonemployee director compensation arrangements described above is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference, and the Amended and Restated Directors’ Stock Plan is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 13, 2005, the Board elected General Tommy Franks as a member of the Board, effective January 25, 2006. General Franks was also appointed to serve on the Audit Committee, effective January 25, 2006. Information regarding any related party transactions between General Franks or any of his immediate family and Bank of America is not available at this time, and Bank of America will file an amendment to this Form 8-K at such time as such information becomes available.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2005, the Board approved an amendment to Bank of America’s Bylaws, effective December 13, 2005, providing that the provisions of the Bylaws regarding the right to indemnification shall supercede any conflicting provisions contained in the corporate governance documents of any affiliate of Bank of America. Previously, the Bylaws provided that the right to indemnification set forth in the Bylaws did not apply to any director, officer, manager or

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employee of any affiliate with corporate governance documents which included their own indemnification provisions.

A copy of Bank of America’s Amended Bylaws is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

3.1	Bylaws of Bank of America Corporation, as amended December 13, 2005.
10.1	Bank of America Corporation Summary of Compensation of Nonemployee Directors.
10.2	Amended and Restated Bank of America Corporation Directors’ Stock Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ William J. Mostyn III
William J. Mostyn III Deputy General Counsel and Corporate Secretary

Dated: December 14, 2005

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Bylaws of Bank of America Corporation, as amended December 13, 2005.

10.1	Bank of America Corporation Summary of Compensation of Nonemployee Directors.

10.2	Amended and Restated Bank of America Corporation Directors’ Stock Plan.

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